UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06349

Name of Fund: Merrill Lynch Latin America Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Latin America Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/05

Date of reporting period: 12/01/04 - 05/31/05

Item 1 - Report to Stockholders

                            Merrill Lynch
                            Latin America Fund, Inc.

Semi-Annual Report
May 31, 2005

Merrill Lynch Latin America Fund, Inc.

Portfolio Information as of May 31, 2005

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Cia Vale do Rio Doce .........................................          10.5%
Petroleo Brasileiro SA .......................................           9.7
America Movil, SA de CV ......................................           9.1
Banco Itau Holding Financeira SA .............................           5.1
Telefonos de Mexico, SA de CV ................................           4.6
Cemex, SA de CV ..............................................           3.7
Banco Bradesco SA ............................................           3.2
Wal-Mart de Mexico, SA de CV .................................           3.0
Grupo Televisa SA ............................................           2.8
Usinas Siderurgicas de Minas
   Gerais SA Class A .........................................           2.7
--------------------------------------------------------------------------------

Five Largest Industries+                                              Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Metals & Mining ..............................................          15.8%
Banks ........................................................          10.0
Wireless Telecommunication Services ..........................           9.8
Oil & Gas ....................................................           9.7
Electric Utilities ...........................................           5.6
--------------------------------------------------------------------------------
+ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                     Percent of
                                                                        Total
Geographic Allocation                                                Investments
--------------------------------------------------------------------------------
Brazil .......................................................          55.3%
Mexico .......................................................          34.4
Chile ........................................................           7.0
Argentina ....................................................           1.3
Colombia .....................................................           0.6
Peru .........................................................           0.5
Venezuela ....................................................           0.4
Other* .......................................................           0.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

A Letter From the President

Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board -- with one eye firmly affixed on the economic indicators and the other on inflationary measures -- has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.

Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:

Total Returns as of May 31, 2005                                        6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +2.42%          + 8.24%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -2.10%          + 9.82%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +1.81%          +14.62%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90%          + 6.82%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51%          + 7.96%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60%          + 9.97%
-----------------------------------------------------------------------------------------------

While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005              3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its benchmark and the Lipper Latin America Funds average for the period, benefiting primarily from successful stock selection in Brazil, Chile and Mexico.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2005, Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class I Shares posted returns of +17.92%, +17.49%, +17.51% and +18.05%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) Fund results exceeded the +15.11% return of the benchmark Morgan Stanley Capital International Emerging Markets (MSCI EM) Latin America Index for the same period. The bulk of the outperformance relative to the benchmark is attributed to favorable stock selection across our three major markets -- Brazil, Chile and Mexico, in order of contribution.

The Fund also outperformed the +15.97% average return of the Lipper Latin America Funds category for the six-month period. (Funds in this Lipper category concentrate their investments in equity securities with primary trading markets or operations in the Latin American region or in a single country within this region.)

The past six months continued to show tremendous volatility in Latin American markets. News flow and changes in expectations regarding U.S. and Brazilian interest rates, Mexican politics, continued materials demand from China, and the path of the U.S. dollar, prompted significant swings in market direction. As a result, Latin American markets were up significantly from November 30 through early March, sold off through mid April, and have been on a recovery path since then. The Fund has tended to perform better while the market is moving up. We attribute this to our overweight position in Brazil, a market that is still seen as higher beta despite significant macroeconomic improvements over the past two years, and our focus on less defensive small and mid cap stocks throughout the region.

What changes were made to the portfolio during the period?

Over the past six months, we modestly reduced our exposure to the Brazilian market while increasing our exposure to the Mexican market. Overall, Brazil remains the portfolio's top overweight relative to the MSCI EM Latin America Index and Mexico moved to a slight overweight. The Fund continues to maintain underweight positions in the remaining Latin American markets, including Chile, Colombia, Peru, Venezuela and Argentina.

At an average weighting of 55.3% of net assets, Brazil was the Fund's largest overweight market throughout the period. In our view, Brazil continues to offer the best combination of strong earnings growth and a relatively positive macro scenario. Within the Brazilian market, we added to our position in the financials sector, focusing on market leaders Banco Itau Holding Financeira SA and Banco Bradesco SA, as the banking system continues to benefit from relatively high interest rates and significant loan growth. We also increased our exposure to the consumer sector by introducing positions in retailer Lojas Americanas SA, e-tailer Submarino SA, discount air carrier Gol and toll road concessionaire Cia de Concessoes Rodoviarias. We also added to our holding in leading iron-ore miner Cia Vale do Rio Doce, as we expect iron ore prices to remain high through 2007. These additions were partially funded by taking profits in beverage giant AmBev, steel company Cia Siderurgica Nacional SA and Unibanco Holdings SA, as well as reducing our exposure to the cellular sector in light of strong competition.

We maintained an underweight position in the Mexican market for most of the period, moving to a slight overweight after the decision was made not to impeach Mexico City's mayor (and leading presidential candidate) Andres Manuel Lopes Obrador. We believe this event reduced short-term volatility in the market, and allowed us to trim our long-held underweight in certain Mexican large cap stocks, notably Cemex, SA and Telmex.


4       MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

In Chile, we shifted our position in the country's sole publicly traded wireless company, Entel, into leading retailer Cencosud SA. We believe Cencosud offers the best value among Chilean retailers, and gives us exposure to the Argentine consumer market as well. Overall, we maintained our underweight in Chilean equities due to generally unattractive valuations.

How would you characterize the Fund's position at the close of the period?

Our Brazilian portfolio remains geared toward a recovery in the domestic market. We believe the central bank has reached the end of its monetary tightening program, which began in September 2004 and culminated in a 375 basis point increase in interest rates. Falling inflationary concerns should allow the central bank to start easing interest rates some time during the second half of 2005 and into 2006, providing for strong domestic growth. We have maintained our overweight in Brazilian metals and mining stocks based on our belief that the fall in prices will be limited and profitability in the sector will remain high for many quarters to come. Next year's presidential election will most likely not be a market-moving event, as President Lula continues to enjoy strong approval ratings.

In Mexico, we reduced our underweight position in many large cap stocks, creating an overweight at the country level due to an above-average exposure to some small and mid cap names. We remain positive on the homebuilding sector and have increased our exposure to the infrastructure sector as well. We believe next year's presidential elections are likely to be a potential source of volatility, and expect that investors will start to focus on the elections by the end of 2005.

Chile remains an underweight in the portfolio as equity valuation levels remain excessive, and the other Latin American markets offer few liquid investment opportunities.

Thank you for your continued interest in Merrill Lynch Latin America Fund, Inc.

William M. Landers, CFA
Vice President and Portfolio Manager

June 13, 2005


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005              5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o     Class A Shares incur a maximum  initial sales charge  (front-end  load) of
      5.25%  and  an  account   maintenance  fee  of  0.25%  per  year  (but  no
      distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 maintain a four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                        6-Month         12-Month        10-Year
As of May 31, 2005                                    Total Return    Total Return    Total Return
==================================================================================================
ML Latin America Fund, Inc. Class A Shares*             +17.92%         +60.73%         +176.86%
--------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares*             +17.49          +59.41          +159.65
--------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares*             +17.51          +59.51          +155.59
--------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class I Shares*             +18.05          +61.10          +183.88
--------------------------------------------------------------------------------------------------
MSCI EM Latin America Index**                           +15.11          +56.07          +179.47
--------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors.


6       MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 5/31/05                              +60.73%           +52.29%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                            +14.42            +13.19
--------------------------------------------------------------------------------
Ten Years Ended 5/31/05                             +10.72            +10.12
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 5/31/05                                 +59.41%         +55.41%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                               +13.51          +13.27
--------------------------------------------------------------------------------
Ten Years Ended 5/31/05                                +10.01          +10.01
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 5/31/05                                 +59.51%         +58.51%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                               +13.52          +13.52
--------------------------------------------------------------------------------
Ten Years Ended 5/31/05                                + 9.84          + 9.84
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 5/31/05                              +61.10%           +52.65%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                            +14.70            +13.47
--------------------------------------------------------------------------------
Ten Years Ended 5/31/05                             +11.00            +10.40
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005              7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2004 and held through May 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                            Expenses Paid
                                                      Beginning             Ending        During the Period*
                                                    Account Value       Account Value    December 1, 2004 to
                                                   December 1, 2004      May 31, 2005        May 31, 2004
============================================================================================================
Actual
============================================================================================================
Class A                                                 $1,000            $1,179.20             $ 9.07
------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000            $1,174.90             $13.34
------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000            $1,175.10             $13.29
------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000            $1,180.50             $ 7.72
============================================================================================================
Hypothetical (5% annual return before expenses)**
============================================================================================================
Class A                                                 $1,000            $1,016.57             $ 8.40
------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000            $1,012.63             $12.34
------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000            $1,012.68             $12.29
------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000            $1,017.82             $ 7.14
------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.67% for Class A, 2.46% for Class B, 2.45% for Class C and 1.42% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8       MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

Consolidated Schedule of Investments                           (in U.S. dollars)

Country           Industry+                          Shares Held     Common Stocks                                         Value
====================================================================================================================================
Argentina--1.3%   Electric Utilities--0.2%               300,498     Central Costanera SA (e)                          $     353,680
                  ------------------------------------------------------------------------------------------------------------------
                  Oil--1.1%                               30,000     Tenaris SA (d)                                        2,092,500
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Argentina                      2,446,180
====================================================================================================================================
Brazil--54.7%     Airlines--0.7%                          39,000     Gol--Linhas Aereas Inteligentes SA (d)               1,291,290
                  ------------------------------------------------------------------------------------------------------------------
                  Apparel, Accessories &              12,284,085     Empresa Nacional de Comercio Redito e
                  Luxury Goods--0.0%                                 Participacoes SA (e)                                     61,568
                  ------------------------------------------------------------------------------------------------------------------
                  Banks--8.3%                            189,000     Banco Bradesco SA (d)                                 6,042,330
                                                         109,000     Banco Itau Holding Financeira SA (d)                  9,584,370
                                                                                                                       -------------
                                                                                                                          15,626,700
                  ------------------------------------------------------------------------------------------------------------------
                  Beverages & Tobacco--2.6%              159,000     Cia de Bebidas das Americas (d)                       4,800,210
                  ------------------------------------------------------------------------------------------------------------------
                  Chemicals--0.7%                        293,005     Suzano Petroquimica SA                                  564,165
                                                      48,000,000     Ultrapar Participacoes SA                               832,194
                                                                                                                       -------------
                                                                                                                           1,396,359
                  ------------------------------------------------------------------------------------------------------------------
                  Cosmetics & Toiletries--1.2%            66,000     Natura Cosmeticos SA                                  2,263,172
                  ------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication       89,470,000     Brasil Telecom Participacoes SA                         809,406
                  Services--4.1%                         240,477     Tele Norte Leste Participacoes SA                     5,001,881
                                                          84,000     Telemar Norte Leste SA Class A                        1,975,232
                                                                                                                       -------------
                                                                                                                           7,786,519
                  ------------------------------------------------------------------------------------------------------------------
                  Electric Utilities--2.5%                60,000     CPFL Energia SA (d)                                   1,464,000
                                                          74,000     Cia Energetica de Minas Gerais (d)                    2,237,020
                                                          18,210     Espirito Santo Centrais Eletricas SA                    912,687
                                                                                                                       -------------
                                                                                                                           4,613,707
                  ------------------------------------------------------------------------------------------------------------------
                  Foods--0.5%                             44,000     Perdigao SA                                             927,138
                  ------------------------------------------------------------------------------------------------------------------
                  Footwear--0.1%                          29,000     Grendene SA                                             184,108
                  ------------------------------------------------------------------------------------------------------------------
                  Industrial Materials--0.4%             433,000     Marcopolo SA                                            777,655
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance--1.0%                        204,000     Porto Seguro SA                                       1,917,093
                  ------------------------------------------------------------------------------------------------------------------
                  Internet & Catalog Retail--0.5%        129,000     Submarino SA (e)                                        964,436
                  ------------------------------------------------------------------------------------------------------------------
                  Machinery--1.4%                        155,000     Iochpe Maxion SA                                      1,068,184
                                                         505,000     Weg SA                                                1,581,915
                                                                                                                       -------------
                                                                                                                           2,650,099
                  ------------------------------------------------------------------------------------------------------------------
                  Metals & Mining--14.9%               1,176,000     Caemi Mineracao e Metalurgica SA                      1,031,471
                                                         118,000     Cia Siderurgica Nacional SA (d)                       2,106,300
                                                         800,000     Cia Vale do Rio Doce (d)                             19,744,000
                                                         270,000     Usinas Siderurgicas de Minas Gerais SA Class A        5,085,935
                                                                                                                       -------------
                                                                                                                          27,967,706
                  ------------------------------------------------------------------------------------------------------------------
                  Multiline Retail--0.6%              59,880,000     Lojas Americanas SA                                   1,112,941
                  ------------------------------------------------------------------------------------------------------------------
                  Oil & Gas--9.7%                        436,000     Petroleo Brasileiro SA (d)                           18,268,400
                  ------------------------------------------------------------------------------------------------------------------
                  Paper--1.2%                            610,000     Klabin SA                                             1,029,299
                                                         255,000     Suzano Bahia Sul Papel e Celulose SA                  1,081,028
                                                                                                                       -------------
                                                                                                                           2,110,327
                  ------------------------------------------------------------------------------------------------------------------
                  Petrochemicals--1.0%                   196,000     Braskem SA                                            1,879,570
                  ------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005              9

Consolidated Schedule of Investments (continued)               (in U.S. dollars)

Country           Industry+                          Shares Held     Common Stocks                                         Value
====================================================================================================================================
Brazil            Public Thoroughfares--1.3%             104,000     Cia de Concessoes Rodoviarias                     $   2,525,885
(concluded)       ------------------------------------------------------------------------------------------------------------------
                  Transportation--0.8%                    50,000     All America Latina Logistica SA                       1,459,747
                  ------------------------------------------------------------------------------------------------------------------
                  Water--0.5%                             64,000     Companhia de Saneamento Basico do Estado de
                                                                     Sao Paulo (d)                                           954,880
                  ------------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication          17,600,000     TIM Sul SA Preferred Class B                            801,253
                  Services--0.7%                          19,000     Tele Sudeste Celular Participacoes SA                   153,159
                                                     173,117,060     Tim Participacoes SA                                    302,959
                                                                                                                       -------------
                                                                                                                           1,257,371
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Brazil                       102,796,881
====================================================================================================================================
Chile--6.0%       Airlines--0.6%                          33,000     Lan Airlines SA (d)                                   1,211,100
                  ------------------------------------------------------------------------------------------------------------------
                  Beverages--0.3%                         40,000     Embotelladora Andina SA Class B (d)                     527,600
                  ------------------------------------------------------------------------------------------------------------------
                  Commercial Banks--0.7%                  42,000     Banco Santander Chile SA (d)                          1,310,400
                  ------------------------------------------------------------------------------------------------------------------
                  Electric Utilities--2.9%               160,000     Empresa Nacional de Electricidad SA (d)               3,680,000
                                                         189,000     Enersis SA (d)                                        1,740,690
                                                                                                                       -------------
                                                                                                                           5,420,690
                  ------------------------------------------------------------------------------------------------------------------
                  Food Products--1.1%                  1,415,000     Centros Comerciales Sudamericanos SA                  2,181,595
                  ------------------------------------------------------------------------------------------------------------------
                  Integrated Telecommunication            74,000     Cia de Telecomunicaciones de Chile SA (d)               727,420
                  Services--0.4%
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Chile                         11,378,805
====================================================================================================================================
Colombia--0.5%    Banks--0.5%                             72,000     BanColombia SA (d)                                    1,018,800
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Colombia                       1,018,800
====================================================================================================================================
Mexico--34.0%     Airport Services--0.6%                  35,000     Grupo Aeroportuario del Sureste, SA de CV (d)         1,050,000
                  ------------------------------------------------------------------------------------------------------------------
                  Banks--1.2%                            349,000     Grupo Financiero Banorte, SA de CV `O'                2,317,237
                  ------------------------------------------------------------------------------------------------------------------
                  Beverages--1.6%                         56,172     Fomento Economico Mexicano, SA de CV (d)              3,075,417
                  ------------------------------------------------------------------------------------------------------------------
                  Broadcasting & Cable                    88,000     Grupo Televisa SA (d)                                 5,280,000
                  Television--2.8%
                  ------------------------------------------------------------------------------------------------------------------
                  Building--Home Builders--3.2%        1,440,000     Corp GEO, SA de CV Series B (e)                       3,396,304
                                                         102,000     Desarrolladora Homex, SA de CV (d)(e)                 2,578,560
                                                                                                                       -------------
                                                                                                                           5,974,864
                  ------------------------------------------------------------------------------------------------------------------
                  Construction & Engineering--0.4%     2,030,000     Empresas ICA Sociedad Controladora, SA de
                                                                     CV (e)                                                  799,524
                  ------------------------------------------------------------------------------------------------------------------
                  Construction Materials--3.7%           182,000     Cemex, SA de CV (d)                                   6,952,400
                  ------------------------------------------------------------------------------------------------------------------
                  Food Products--0.4%                    270,000     Grupo Bimbo, SA de CV Series A                          732,019
                  ------------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates--2.2%         727,000     Alfa, SA de CV                                        4,161,801
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance--0.5%                      1,865,000     Qualitas Compania de Seguros, SA de CV                  905,361
                  ------------------------------------------------------------------------------------------------------------------
                  Integrated Telecommunication           460,000     Telefonos de Mexico, SA de CV (d)                     8,583,600
                  Services--4.6%
                  ------------------------------------------------------------------------------------------------------------------
                  Metals & Mining--0.4%                  156,000     Nuevo Grupo Mexico SA `B'                               734,437
                  ------------------------------------------------------------------------------------------------------------------


10      MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

Consolidated Schedule of Investments (continued)               (in U.S. dollars)

Country           Industry+                          Shares Held     Common Stocks                                         Value
====================================================================================================================================
Mexico            Multiline Retail--3.3%                  33,000     Grupo Elektra, SA de CV                           $     232,740
(concluded)                                               10,000     Grupo Elektra, SA de CV (d)                             282,200
                                                       1,500,000     Wal-Mart de Mexico, SA de CV                          5,667,377
                                                                                                                       -------------
                                                                                                                           6,182,317
                  ------------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication             301,000     America Movil, SA de CV (d)                          17,060,683
                  Services--9.1%
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Mexico                        63,809,660
====================================================================================================================================
Peru--0.5%        Metals & Mining--0.5%                   45,000     Cia de Minas Buenaventura SA (d)                        962,100
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Peru                             962,100
====================================================================================================================================
Venezuela--0.4%   Construction Materials--0.0%           643,105     Sudamtex de Venezuela (a)(c)(d)(e)                            6
                  ------------------------------------------------------------------------------------------------------------------
                  Integrated Telecommunication            39,000     Cia Anonima Nacional Telefonos de
                  Services--0.4%                                     Venezuela--CANTV (d)                                    744,120
                  ------------------------------------------------------------------------------------------------------------------
                  Metals & Mining--0.0%                   27,350     International Briquettes Holding (e)                          0
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Venezuela                        744,126
                  ==================================================================================================================
                                                                     Total Common Stocks (Cost--$141,302,308)--97.4%     183,156,552
                  ==================================================================================================================

                                                            Face
                                                          Amount     Fixed Income Securities
====================================================================================================================================
Brazil--0.0%      Metals & Mining--0.0%           BRL  1,099,391     Cia Vale do Rio Doce (b)                                      0
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Fixed Income Securities (Cost--$0)--0.0%                0
                  ==================================================================================================================

                                                     Shares Held     Mutual Funds
====================================================================================================================================
Chile--0.9%                                               23,000     Genesis Chile Fund                                    1,690,500
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Mutual Funds (Cost--$824,306)--0.9%             1,690,500
                  ==================================================================================================================


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005             11

Consolidated Schedule of Investments (concluded)               (in U.S. dollars)

                                                      Beneficial
                                                        Interest     Short-Term Securities                                 Value
                  ==================================================================================================================
                                                  USD    954,220     Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                                     Series I (f)                                      $     954,220
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Short-Term Securities
                                                                     (Cost--$954,220)--0.5%                                  954,220
                  ==================================================================================================================
                  Total Investments (Cost--$143,080,834*)--98.8%                                                         185,801,272

                  Other Assets Less Liabilities--1.2%                                                                      2,255,300
                                                                                                                       -------------
                  Net Assets--100.0%                                                                                    $188,056,572
                                                                                                                       =============

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................  $ 144,523,135
                                                                  =============
      Gross unrealized appreciation ............................  $  54,697,860
      Gross unrealized depreciation ............................    (13,419,723)
                                                                  -------------
      Net unrealized appreciation ..............................  $  41,278,137
                                                                  =============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Received through a bonus issue from Companhia Vale do Rio Doce. As of May 31, 2005, the bonds have not commenced trading and the coupon rate has not been determined. This security is a perpetual bond and has no definite maturity date.
(c) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                     Net     Purchase  Sales  Realized  Dividend
      Affiliate                   Activity     Cost     Cost    Gain     Income
      --------------------------------------------------------------------------
      Sudamtex de
       Venezuela                     --         --       --      --         +
      --------------------------------------------------------------------------
      +     Non-income producing security.

(d)   Depositary Receipts.
(e)   Non-income producing security.
(f) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                           Net          Interest
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                            $(1,096,599)      $25,680
      --------------------------------------------------------------------------

      Currency Abbreviations:

      BRL  Brazilian Real
      USD  U.S. Dollar

      See Notes to Consolidated Financial Statements.


12      MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

Consolidated Statement of Assets and Liabilities

As of May 31, 2005
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$133,598,803) ...........................                      $ 184,847,046
                       Investments in affiliated securities, at value
                        (identified cost--$9,482,031) .............................                            954,226
                       Cash .......................................................                            881,800
                       Foreign cash (cost--$238,681) ..............................                            237,633
                       Receivables:
                          Dividends ...............................................    $   1,294,855
                          Capital shares sold .....................................          749,598
                          Securities sold .........................................          162,119
                          Interest from affiliates ................................            5,562         2,212,134
                                                                                       -------------
                       Prepaid expenses and other assets ..........................                            214,009
                                                                                                         -------------
                       Total assets ...............................................                        189,346,848
                                                                                                         -------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ....................................        1,052,371
                          Investment adviser ......................................          127,392
                          Other affiliates ........................................           68,118
                          Distributor .............................................           40,040         1,287,921
                                                                                       -------------
                       Accrued expenses and other expenses ........................                              2,355
                                                                                                         -------------
                       Total liabilities ..........................................                          1,290,276
                                                                                                         -------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Net assets .................................................                      $ 188,056,572
                                                                                                         -------------
======================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized .............................                      $     368,616
                       Class B Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized .............................                             45,165
                       Class C Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized .............................                             44,053
                       Class I Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized .............................                            265,587
                       Paid-in capital in excess of par ...........................                        254,973,779
                       Undistributed investment income ............................    $     593,499
                       Accumulated realized capital losses--net ...................     (110,974,979)
                       Unrealized appreciation--net ...............................       42,740,852
                                                                                       -------------
                       Total accumulated losses--net ..............................                        (67,640,628)
                                                                                                         -------------
                       Net Assets .................................................                      $ 188,056,572
                                                                                                         -------------
======================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $96,062,244 and 3,686,158
                        shares outstanding ........................................                      $       26.06
                                                                                                         =============
                       Class B--Based on net assets of $11,300,347 and 451,654
                        shares outstanding ........................................                      $       25.02
                                                                                                         =============
                       Class C--Based on net assets of $10,941,710 and 440,531
                        shares outstanding ........................................                      $       24.84
                                                                                                         =============
                       Class I--Based on net assets of $69,752,271 and 2,655,867
                        shares outstanding ........................................                      $       26.26
                                                                                                         =============

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005             13

Consolidated Statement of Operations

For the Six Months Ended May 31, 2005
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $317,654 foreign withholding tax) ........                      $   3,973,999
                       Interest from affiliates ...................................                             25,680
                                                                                                         -------------
                       Total income ...............................................                          3,999,679
                                                                                                         -------------
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...................................    $     868,138
                       Account maintenance fees--Class A ..........................          114,424
                       Transfer agent fees--Class A ...............................           65,567
                       Custodian fees .............................................           62,379
                       Account maintenance and distribution fees--Class B .........           58,918
                       Accounting services ........................................           53,266
                       Account maintenance and distribution fees--Class C .........           46,187
                       Transfer agent fees--Class I ...............................           43,740
                       Professional fees ..........................................           40,339
                       Registration fees ..........................................           28,633
                       Printing and shareholder reports ...........................           24,485
                       Directors' fees and expenses ...............................           20,632
                       Transfer agent fees--Class B ...............................           10,426
                       Transfer agent fees--Class C ...............................            7,988
                       Pricing fees ...............................................            1,482
                       Other ......................................................           11,483
                                                                                       -------------
                       Total expenses .............................................                          1,458,087
                                                                                                         -------------
                       Investment income--net .....................................                          2,541,592
                                                                                                         -------------
======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ........................................       14,308,565
                          Foreign currency transactions--net ......................          139,544        14,448,109
                                                                                       -------------
                       Change in unrealized appreciation on:
                          Investments--net ........................................        8,961,374
                          Foreign currency transactions--net ......................           (9,077)        8,952,297
                                                                                       -------------------------------
                       Total realized and unrealized gain--net ....................                         23,400,406
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations .......                      $  25,941,998
                                                                                                         =============

      See Notes to Consolidated Financial Statements.


14      MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

Consolidated Statements of Changes in Net Assets

                                                                                         For the Six       For the
                                                                                        Months Ended      Year Ended
                                                                                           May 31,       November 30,
Increase (Decrease) in Net Assets:                                                          2005             2004
======================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $   2,541,592     $   1,898,846
                       Realized gain--net .........................................       14,448,109        18,278,689
                       Change in unrealized appreciation--net .....................        8,952,297        25,801,241
                                                                                       -------------------------------
                       Net increase in net assets resulting from operations .......       25,941,998        45,978,776
                                                                                       -------------------------------
======================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A .................................................       (1,333,099)       (1,086,038)
                          Class B .................................................          (85,843)         (131,947)
                          Class C .................................................          (80,874)          (47,405)
                          Class I .................................................         (926,811)         (551,604)
                                                                                       -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ..............................................       (2,426,627)       (1,816,994)
                                                                                       -------------------------------
======================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from capital
                        share transactions ........................................       16,153,942        (5,279,918)
                                                                                       -------------------------------
======================================================================================================================
Redemption Fees
----------------------------------------------------------------------------------------------------------------------
                       Redemption fees ............................................          345,806             1,063
                                                                                       -------------------------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ...............................       40,015,119        38,882,927
                       Beginning of period ........................................      148,041,453       109,158,526
                                                                                       -------------------------------
                       End of period* .............................................    $ 188,056,572     $ 148,041,453
                                                                                       ===============================
                          * Undistributed investment income--net ..................    $     593,499     $     478,534
                                                                                       ===============================

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005             15

Consolidated Financial Highlights

                                                                                             Class A
                                                             ---------------------------------------------------------------------
                                                             For the Six
                                                             Months Ended                For the Year Ended November 30,
The following per share data and ratios have been derived       May 31,       ----------------------------------------------------
from information provided in the financial statements.           2005           2004           2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period .....    $ 22.45          $ 15.71        $ 10.15        $ 11.56        $ 13.00
                                                             ---------------------------------------------------------------------
               Investment income--net*** ................        .36              .29            .19            .16            .09
               Realized and unrealized gain (loss)--net .       3.57             6.72           5.40          (1.57)         (1.53)
                                                             ---------------------------------------------------------------------
               Total from investment operations .........       3.93             7.01           5.59          (1.41)         (1.44)
                                                             ---------------------------------------------------------------------
               Less dividends from investment income--net       (.37)            (.27)          (.03)            --             --
                                                             ---------------------------------------------------------------------
               Redemption fees*** .......................        .05               --             --             --             --
                                                             ---------------------------------------------------------------------
               Net asset value, end of period ...........    $ 26.06          $ 22.45        $ 15.71        $ 10.15        $ 11.56
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......      17.92%+          45.35%         55.23%        (12.20%)       (11.08%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses .................................       1.67%*           1.85%          2.07%          2.10%          1.98%
                                                             =====================================================================
               Investment income--net ...................       2.91%*           1.60%          1.52%          1.37%           .69%
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) .    $96,062          $81,969        $62,145        $42,062        $39,508
                                                             =====================================================================
               Portfolio turnover .......................      27.57%           56.80%         57.86%         45.85%         43.74%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Consolidated Financial Statements.


16      MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

                                                                                             Class B
                                                             ---------------------------------------------------------------------
                                                             For the Six
                                                             Months Ended                For the Year Ended November 30,
The following per share data and ratios have been derived       May 31,       ----------------------------------------------------
from information provided in the financial statements.           2005           2004           2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period .....    $ 21.45          $ 15.01        $  9.75        $ 11.20        $ 12.69
                                                             ---------------------------------------------------------------------
               Investment income (loss)--net*** .........        .24              .15            .08            .07             --+
               Realized and unrealized gain (loss)--net .       3.45             6.43           5.18          (1.52)         (1.49)
                                                             ---------------------------------------------------------------------
               Total from investment operations .........       3.69             6.58           5.26          (1.45)         (1.49)
                                                             ---------------------------------------------------------------------
               Less dividends from investment income--net       (.16)            (.14)            --             --             --
                                                             ---------------------------------------------------------------------
               Redemption fees*** .......................        .04               --             --             --             --
                                                             ---------------------------------------------------------------------
               Net asset value, end of period ...........    $ 25.02          $ 21.45        $ 15.01        $  9.75        $ 11.20
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......      17.49%@          44.16%         53.95%        (12.95%)       (11.74%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses .................................       2.46%*           2.64%          2.89%          2.91%          2.78%
                                                             =====================================================================
               Investment income (loss)--net ............       2.01%*            .86%           .75%           .62%          (.04%)
==================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) .    $11,300          $11,497        $15,129        $18,259        $49,253
                                                             =======================================================================
               Portfolio turnover .......................      27.57%           56.80%         57.86%         45.85%         43.74%
                                                             =======================================================================


*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Amount is less than $(.01) per share.
@     Aggregate total investment return.

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005             17

                                                                                             Class C
                                                             ---------------------------------------------------------------------
                                                             For the Six
                                                             Months Ended                For the Year Ended November 30,
The following per share data and ratios have been derived       May 31,       ----------------------------------------------------
from information provided in the financial statements.           2005           2004           2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period .....    $ 21.38          $ 15.00        $  9.74        $ 11.19        $ 12.68
                                                             ---------------------------------------------------------------------
               Investment income (loss)--net*** .........        .27              .14            .08            .07           (.01)
               Realized and unrealized gain (loss)--net .       3.39             6.41           5.18          (1.52)         (1.48)
                                                             ---------------------------------------------------------------------
               Total from investment operations .........       3.66             6.55           5.26          (1.45)         (1.49)
                                                             ---------------------------------------------------------------------
               Less dividends from investment income--net       (.25)            (.17)            --             --             --
                                                             ---------------------------------------------------------------------
               Redemption fees*** .......................        .05               --             --             --             --
                                                             ---------------------------------------------------------------------
               Net asset value, end of period ...........    $ 24.84          $ 21.38        $ 15.00        $  9.74        $ 11.19
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......      17.51%+          44.15%         54.00%        (12.96%)       (11.75%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses .................................       2.45%*           2.63%          2.88%          2.91%          2.78%
                                                             =====================================================================
               Investment income (loss)--net ............       2.29%*            .80%           .71%           .59%          (.06%)
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) .    $10,942          $ 6,655        $ 4,074        $ 3,084        $ 4,538
                                                             =====================================================================
               Portfolio turnover .......................      27.57%           56.80%         57.86%         45.85%         43.74%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Consolidated Financial Statements.


18      MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

Consolidated Financial Highlights (concluded)

                                                                                             Class I
                                                             ---------------------------------------------------------------------
                                                             For the Six
                                                             Months Ended                For the Year Ended November 30,
The following per share data and ratios have been derived       May 31,       ----------------------------------------------------
from information provided in the financial statements.           2005           2004           2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period .....    $ 22.64          $ 15.83        $ 10.23        $ 11.66        $ 13.08
                                                             ---------------------------------------------------------------------
               Investment income--net*** ................        .40              .33            .22            .19            .13
               Realized and unrealized gain (loss)--net .       3.58             6.79           5.44          (1.59)         (1.55)
                                                             ---------------------------------------------------------------------
               Total from investment operations .........       3.98             7.12           5.66          (1.40)         (1.42)
                                                             ---------------------------------------------------------------------
               Less dividends from investment income--net       (.41)            (.31)          (.06)          (.03)            --
                                                             ---------------------------------------------------------------------
               Redemption fees*** .......................        .05               --             --             --             --
                                                             ---------------------------------------------------------------------
               Net asset value, end of period ...........    $ 26.26          $ 22.64        $ 15.83        $ 10.23        $ 11.66
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......      18.05%+          45.73%         55.61%        (12.04%)       (10.86%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses .................................       1.42%*           1.60%          1.81%          1.85%          1.73%
                                                             =====================================================================
               Investment income--net ...................       3.22%*           1.81%          1.78%          1.63%           .97%
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of period (in thousands) .    $69,752          $47,921        $27,811        $17,018        $22,753
                                                             =====================================================================
               Portfolio turnover .......................      27.57%           56.80%         57.86%         45.85%         43.74%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005             19

Notes to Consolidated Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


20      MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005             21

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Basis of consolidation -- The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ..................................           .25%                 --
Class B ..................................           .25%                .75%
Class C ..................................           .25%                .75%
--------------------------------------------------------------------------------


22      MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $ 2,974              $38,810
Class I ..............................              $     8              $   150
--------------------------------------------------------------------------------

For the six months ended May 31, 2005, MLPF&S received contingent deferred sales charges of $3,012 and $5,651 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,188 relating to transactions subject to front-end sales charge waivers in Class I Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

In addition, MLPF&S received $75,754 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended May 31, 2005, the Fund reimbursed MLIM $1,625 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2005 were $64,963,806 and $46,876,484, respectively.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $16,153,942 and $(5,279,918) for the six months ended May 31, 2005 and the year ended November 30, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended May 31, 2005                                   Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,004,622       $ 25,194,917
Automatic conversion of shares ...........            96,781          2,413,396
Shares issued to shareholders in
   reinvestment of dividends .............            46,522          1,077,449
                                                  -----------------------------
Total issued .............................         1,147,925         28,685,762
Shares redeemed ..........................        (1,113,600)       (27,024,576)
                                                  -----------------------------
Net increase .............................            34,325       $  1,661,186
                                                  =============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           238,048       $  4,381,885
Automatic conversion of shares ...........           328,350          5,758,766
Shares issued to shareholders in
   reinvestment of dividends .............            54,762            879,468
                                                  -----------------------------
Total issued .............................           621,160         11,020,119
Shares redeemed ..........................          (924,723)       (16,642,917)
                                                  -----------------------------
Net decrease .............................          (303,563)      $ (5,622,798)
                                                  =============================


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005             23

Notes to Consolidated Financial Statements (concluded)

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended May 31, 2005                                   Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            78,319       $  1,857,084
Shares issued to shareholders in
   reinvestment of dividends .............             3,129             69,840
                                                  -----------------------------
Total issued .............................            81,448          1,926,924
                                                  -----------------------------
Automatic conversion of shares ...........          (100,697)        (2,413,396)
Shares redeemed ..........................           (65,031)        (1,517,281)
                                                  -----------------------------
Total redeemed ...........................          (165,728)        (3,930,677)
                                                  -----------------------------
Net decrease .............................           (84,280)      $ (2,003,753)
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            39,609       $    707,486
Shares issued to shareholders in
   reinvestment of dividends .............             7,013            108,484
                                                  -----------------------------
Total issued .............................            46,622            815,970
                                                  -----------------------------
Automatic conversion of shares ...........          (342,243)        (5,758,766)
Shares redeemed ..........................          (176,172)        (3,029,226)
                                                  -----------------------------
Total redeemed ...........................          (518,415)        (8,787,992)
                                                  -----------------------------
Net decrease .............................          (471,793)      $ (7,972,022)
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended May 31, 2005                                   Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           214,672       $  5,126,826
Shares issued to shareholders in
   reinvestment of dividends .............             2,999             66,431
                                                  -----------------------------
Total issued .............................           217,671          5,193,257
Shares redeemed ..........................           (88,380)        (2,083,310)
                                                  -----------------------------
Net increase .............................           129,291       $  3,109,947
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           119,223       $  2,160,655
Shares issued to shareholders in
   reinvestment of dividends .............             2,431             37,462
                                                  -----------------------------
Total issued .............................           121,654          2,198,117
Shares redeemed ..........................           (82,043)        (1,383,354)
                                                  -----------------------------
Net increase .............................            39,611       $    814,763
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended May 31, 2005                                   Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,145,321       $ 28,314,144
Shares issued to shareholders in
   reinvestment of dividends .............            37,478            873,984
                                                  -----------------------------
Total issued .............................         1,182,799         29,188,128
Shares redeemed ..........................          (643,994)       (15,801,566)
                                                  -----------------------------
Net increase .............................           538,805       $ 13,386,562
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,051,400       $ 20,042,093
Shares issued to shareholders in
   reinvestment of dividends .............            31,287            505,596
                                                  -----------------------------
Total issued .............................         1,082,687         20,547,689
Shares redeemed ..........................          (722,213)       (13,047,550)
                                                  -----------------------------
Net increase .............................           360,474       $  7,500,139
                                                  =============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended May 31, 2005.

6. Commitments:

At May 31, 2005, the Fund had entered into a foreign exchange contract, under which it had agreed to sell a foreign currency with a value of $93.

7. Capital Loss Carryforward:

On November 30, 2004, the Fund had a net capital loss carryforward of $124,954,523, of which $52,461,806 expires in 2006, $26,681,113 expires in 2007,
$4,233,519 expires in 2009, $30,609,327 expires in 2010 and $10,968,758 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


24      MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
William M. Landers, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005             25

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory


26      MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005
agreement in May 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the first quintile of its comparable group for each of the one-year period, the three-year period and the five-year period. The Fund's gross and net returns were above its benchmark for these periods as well. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's foreign equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Landers has more than ten years' experience in analyzing and investing in Latin American equity securities; moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as off shore funds with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Fund's contractual and actual management fee rates were lower than the median of the ten comparable funds classified by Lipper for the last fiscal year, and the Board noted that the Fund's overall expense rate was also lower than the median of the comparable funds. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        MERRILL LYNCH LATIN AMERICA FUND, INC.       MAY 31, 2005             27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Latin America Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #16140 -- 5/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Merrill Lynch Latin America Fund, Inc.


      By: /s/ Robert C. Doll, Jr.
          --------------------------------------
          Robert C. Doll, Jr.,
          Chief Executive Officer of
          Merrill Lynch Latin America Fund, Inc.

      Date: July 15, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Robert C. Doll, Jr.
          --------------------------------------
          Robert C. Doll, Jr.,
          Chief Executive Officer of
          Merrill Lynch Latin America Fund, Inc.

      Date: July 15, 2005


      By: /s/ Donald C. Burke
          --------------------------------------
          Donald C. Burke,
          Chief Financial Officer of
          Merrill Lynch Latin America Fund, Inc.

      Date: July 15, 2005